                         NAVISTAR FINANCIAL CORPORATION
                                AND SUBSIDIARIES

                                                                    Exhibit 24
                                POWER OF ATTORNEY

     Each person whose signature appears below does hereby make, constitute and appoint John J. Bongiorno, Phyllis E. Cochran and William W. Jones and each of them acting individually, true and lawful attorneys-in-fact and agents with power to act without the other and with full power of substitution, to execute, deliver and file, for and on such person's behalf, and in such person's name and capacity or capacities as stated below, any amendment, exhibit or supplement to the Form 10-K Report making such changes in the report as such attorney-in-fact deems appropriate.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

      Signature                   Title                          Date
/s/JOHN J. BONGIORNO      President and Chief Executive      December 21, 1998
   John J. Bongiorno      Officer; Director
                          (Principal Executive Officer)

/s/R. WAYNE CAIN          Vice President and Treasurer;      December 21, 1998
   R. Wayne Cain          Director
                          (Principal Financial Officer)

/s/PHYLLIS E. COCHRAN     Vice President and Controller;     December 21, 1998
   Phyllis E. Coch        Director
                         (Principal Accounting Officer)

/s/JOHN R. HORNE          Director                           December 21, 1998
   John R. Horne


/s/THOMAS M. HOUGH        Director                           December 21, 1998
   Thomas M. Hough


                         NAVISTAR FINANCIAL CORPORATION
                                AND SUBSIDIARIES


                             SIGNATURES (Continued)

      Signature                   Title                          Date

/s/ROBERT C. LANNERT      Director                           December 21, 1998
   Robert C. Lannert


/s/J. STEVEN KEATE        Director                           December 21, 1998
   J. Steven Keate


/s/THOMAS D. SILVER       Director                           December 21, 1998
   Thomas D. Silver